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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2003

                                    JPE, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

        Michigan                  0-22580                    23-1427830
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     (State or Other            (Commission             (IRS Employer
     Jurisdiction of            File Number)            Identification No.)
     Incorporation)

                  1030 Doris Road, Auburn Hills, Michigan 48326
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            (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (248) 203-0440

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.           Acquisition or Disposition of Assets

         On February 28, 2003 Dayton Parts, Inc. ("DPI"), a wholly owned subsidiary of JPE, Inc. (the "Registrant") disposed of substantially all of the assets of DPI, pursuant to an Asset Purchase Agreement dated as of February 7, 2003 by and among Dayton Parts, LLC ("DPLLC"), an affiliate of Gen Cap America, Inc. ("Gen Cap"), DPI and the Registrant. On March 1, 2003, Registrant transferred to DPLLC all of the capital stock of DPI whose remaining significant asset was the capital stock of Brake, Axle & Tandem Company Canada, Inc. ("BATCO"), DPI's wholly-owned subsidiary, pursuant to a Stock Purchase Agreement dated as of February 7, 2003 by and among DPLLC, DPI and the Registrant. The aggregate purchase price, which was determined by arms' length negotiations between the Registrant and Gen Cap, was $18,500,000 in cash. Under the terms of a related escrow agreement, $1,850,000 of the purchase price will be held in escrow for potential indemnity claims until the one year anniversary of the closing date. The purchase price is subject to a standard post-closing adjustment to reflect changes in net working capital.

         The foregoing description is qualified in its entirety by reference to the agreements filed herewith as Exhibits.

Item 5.           Other Events and Required FD Disclosure

         On February 28, 2003 the Registrant entered into an amendment to the Credit Agreement (the "Amendment") by and among the Registrant, its wholly-owned subsidiaries Plastic Trim, Inc. and JPE Finishing, Inc. (collectively, the "Borrowers") and Comerica Bank ("Comerica"). Pursuant to the Amendment, in connection with Comerica's approval of the transactions described in Item 2 of this Report on Form 8-K, the maximum amount available to be borrowed under the credit facility was reduced to $9,000,000 and the term of the Credit Agreement by and among the Borrowers and Comerica was extended until June 1, 2003.

         JPE, Inc. is entertaining offers for the acquisition of its other operating subsidiary, Plastic Trim, Inc.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a) Financial Statements of Business Acquired: Not Applicable

                  (b) Pro Forma Financial Information:

                      In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial information required by Item 7(b) will be filed by amendment to this Form 8-K no later than 60 days after March 15, 2003.

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                  (c) Exhibits:

                      *2.1 Asset Purchase Agreement dated as of February 7, 2003 among Dayton Parts, LLC, Dayton Parts, Inc. and JPE, Inc.

                      *2.2 Stock Purchase Agreement dated as of February 7, 2003 among Dayton Parts, LLC, Dayton Parts, Inc. and JPE, Inc.

                      99.1          Amendment No. 3 to Credit Agreement

                  * Schedules and Disclosure Statement omitted. A list of schedules is included after the table of contents of each of the Asset Purchase Agreement and Stock Purchase Agreement. The Registrant will furnish a supplementary copy of the Disclosure Statement and any omitted schedule to the Commission upon request.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JPE, INC.

                                             By:/s/ David L. Treadwell
                                                ----------------------
                                                  Name:  David L. Treadwell
                                                  Title: Chairman, CEO

Date: March 3, 2003

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                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit
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
  *2.1            Asset Purchase Agreement dated as of February 7, 2003 among
                  Dayton Parts, LLC, Dayton Parts, Inc. and JPE, Inc.

  *2.2            Stock Purchase Agreement dated as of February 7, 2003 among
                  Dayton Parts, LLC, Dayton Parts, Inc. and JPE, Inc.

  99.1            Amendment No. 3 to Credit Agreement

             * Schedules omitted. A list of schedules is included after the table of contents of each of the Asset Purchase Agreement and Stock Purchase Agreement. The Registrant will furnish a supplementary copy of the Disclosure Statement and any omitted schedule to the Commission upon request.

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